UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 5, 2023

Western Asset Mortgage Capital Corporation
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

 Delaware
(STATE OF INCORPORATION)

001-35543	27-0298092
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

385 East Colorado Boulevard,	91101
Pasadena, California	(ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                         (626) 844-9400
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	WMC	New York Stock Exchange

Item 5.07  Submission of Matters to a Vote of Security Holders.

On December 5, 2023, Western Asset Mortgage Capital Corporation, a Delaware corporation (“WMC”), held a special meeting of stockholders (the “Special Meeting”) to vote on the proposals described in the joint proxy statement/prospectus filed with the U.S. Securities and Exchange Commission on September 29, 2023. A total of 6,049,559 shares of the common stock of WMC were outstanding and entitled to vote at the close of business on September 22, 2023, the record date for the Special Meeting. 3,900,463 of the shares of the common stock of WMC issued and outstanding were present or represented by proxy at the Special Meeting, representing approximately 64.48% of those shares entitled to vote, which constituted a quorum.

Each of the proposals upon which WMC’s stockholders voted at the Special Meeting, and the final, certified results reported by WMC’s independent inspector of elections, Equiniti Trust Company, LLC, are set forth below.

1.A proposal (the “Merger Proposal”) to adopt the Agreement and Plan of Merger, dated as of August 8, 2023, by and among AG Mortgage Investment Trust, Inc., a Maryland corporation (“MITT”), AGMIT Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of MITT (“Merger Sub”), WMC and, solely for the limited purposes set forth therein, AG REIT Management, LLC, a Delaware limited liability company, as it may be amended or modified from time to time (the “Merger Agreement”), and approve the transactions contemplated by the Merger Agreement, including the merger of WMC with and into Merger Sub, with Merger Sub continuing as the surviving entity and a subsidiary of MITT (the “Merger”).

The voting results of the holders of the issued and outstanding shares of the common stock of WMC entitled to vote on the Merger Proposal at the Special Meeting are as follows:

For	Against	Abstain	Broker Non-Votes
3,306,906	529,418	64,138	-

The Merger Proposal was approved, receiving the affirmative vote of approximately 55% of the issued and outstanding shares of WMC common stock entitled to vote at the Special Meeting (such vote, the “Required Stockholder Approval”).

2.A proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to WMC’s named executive officers that is based on or otherwise relates to the Merger.

For	Against	Abstain	Broker Non-Votes
2,461,570	1,246,487	192,305	101

This proposal was approved, receiving the affirmative vote of approximately 63.11% of the issued and outstanding shares of WMC common stock represented and entitled to vote at the Special Meeting.

3.In connection with the Special Meeting, WMC also solicited proxies with respect to a proposal to adjourn the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes to approve the WMC Merger Proposal (the “Adjournment Proposal”). Because the Required Stockholder Approval was obtained for the Merger Proposal, as noted above, the Adjournment Proposal was rendered moot and not presented.

Item 8.01 Other Events.

On December 5, 2023, WMC issued a press release announcing the results of the voting at the Special Meeting, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release dated December 5, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WESTERN ASSET MORTGAGE CAPITAL CORPORATION

By:	/s/ Robert W. Lehman
	Name:	Robert W. Lehman
	Title:	Chief Financial Officer

Date:  December 5, 2023